UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐                             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Saks Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 3, 2009

Meeting Information
SAKS INCORPORATED	Meeting Type:	Annual
	For holders as of:	04/06/09
	Date: 06/03/09	Time: 11:30 AM EDT
	Location:	Willard Intercontinental
1401 Pennsylvania Ave., NW
Washington, D.C. 20004-1010

You are receiving this communication because you hold shares in the company named above.

SAKS INCORPORATED 12 E. 49TH STREET NEW YORK, NEW YORK 10017	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE AND PROXY STATEMENT	2. ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2009 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting may be obtained from the Company’s website at www.saksincorporated.com.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:

1.      Election of Directors

Nominees:

01)    Ronald de Waal

02)    Marguerite W. Kondracke

03)    C. Warren Neel

04)    Christopher J. Stadler

The Board of Directors recommends that you vote FOR the following proposals:

2.       To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year ending January 30, 2010.

3.       To adopt the Saks Incorporated 2009 Long-Term Incentive Plan

The Board of Directors recommends that you vote AGAINST the following proposals:

4.       Shareholder Proposal - Cumulative voting for the election of directors.

5.       Shareholder Proposal - Majority voting for the election of directors.

The Board of Directors does not have a recommendation for voting on the following proposal:

6.       Shareholder Proposal - Declassification of the Company’s Board of Directors.

7.       In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3, AGAINST items 4 and 5, and will abstain from voting on item 6. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.